UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2008

MARMION INDUSTRIES CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-31507	06-1588136
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

9103 Emmott Road, Building 6, Suite A, Houston, Texas 77040

(Address of Principal Executive Office) (Zip Code)

(713) 466-3585

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Marmion Industries Corp.(the “Company”) has entered into an agreement for financial sourcing and related consulting services with a registered FINRA broker-dealer. No specific financing has been identified at this time. The Company has agreed to pay the broker-dealer a retainer in the amount of $50,000, of which $25,000 has been paid with the balance due on or before May 21, 2008. Additional compensation will be due to the broker-dealer upon successful completion of any financing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MARMION INDUSTRIES CORP.

By:	/s/ Wilbert H. Marmion
Wilbert H. Marmion, President

Date: May 6, 2008